Certification Pursuant to Section 906 of the Sarbanes-Oxley Act
         ---------------------------------------------------------------

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Chaconia Income & Growth Fund, Inc., does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Chaconia Income & Growth Fund, Inc. for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Chaconia Income & Growth Fund, Inc. for the stated period.

       /s/ Clarry Benn                      /s/ Renrick Nickie
       -----------------------------        -----------------------------
       Clarry Benn                          Renrick Nickie
       President, Chaconia Income           Treasurer, Chaconia Income
       & Growth Fund, Inc.                  & Growth Fund, Inc.

Dated: 9/4/03
       -----------------------------



This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the Chaconia Income & Growth Fund, Inc. for purposes of the Securities Exchange Act of 1934.